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EXHIBIT 99.2

   CAUTIONARY STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE
                     PRIVATE SECURITIES REFORM ACT OF 1995


           CIENA Corporation ("CIENA" or the "Company") desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Act") and is amending and restating a previously filed Form 8-K in order to do so.

           CIENA wishes to caution readers that the following important factors, among others, in some cases have affected, and in the future could affect, CIENA's actual results, and could cause CIENA's actual results to differ materially from those expressed in any forward-looking statements made by or on behalf of CIENA. The filing of this list should not be construed as constituting all factors which investors should consider prior to making an investment decision in CIENA's securities, nor should investors assume that the information contained herein is complete or accurate in all respects after the date of this filing. The Company disclaims any duty to update the statements contained herein.

           Concentration of Potential Customers; Dependence on Major Customers. The Company is currently dependent on two customers and has only a few potential customers, consisting almost exclusively of long distance and other telecommunications carriers using fiberoptic networks. There are only a small number of long distance telecommunications carriers, and that number may decrease if and as customers merge with or acquire one another. The Company's business will for the foreseeable future be dependent on a small number of existing and potential customers. Substantially all of the Company's revenue for fiscal 1997 continues to be expected to be derived from Sprint Corporation and LDDS WorldCom ("WorldCom"). WorldCom may terminate all or any part of an outstanding purchase order upon the payment of a termination fee and the Company's agreement with WorldCom does not require minimum purchase commitments. Although the Company now has five customers, there can be no assurance that the Company will be able to develop additional customers or that the Company will not continue to be dependent on Sprint and WorldCom. Although the Company has previously announced a trial evaluation agreement and a five-year supply agreement with AT&T, before AT&T would become a purchasing customer, the Company will have to be successful in rigorous testing and evaluation which will be ongoing over the next several months. The Company believes it will be successful in such testing and evaluation, but there is no assurance of that outcome, nor is there assurance as to when the period of testing will be completed. Even if testing is successfully completed, the Company is unable to predict the volume, duration or timing of any purchases which might ensue from AT&T. The reduction, delay or cancellation of orders, or a delay in shipment of the Company's products to Sprint or WorldCom, or the inability of the Company to develop AT&T as a significant customer, as well as additional customers in the long distance telecommunications market, could and likely would have a material adverse affect on the Company's business, financial condition and results of operations.

           The Company's dependence on sizable orders from very few customers makes the relationship between the Company and each customer critically important to the Company's business. While each customer relationship is typically structured around a detailed, heavily negotiated contract, as the relationship evolves over time, adjustments to such items as product specifications, laboratory and field testing plans, customer forecasts and delivery timetables, and installation and field support requirements may be required in response to customer demands and expectations. The inability of the Company to manage its customer relationships successfully would have a material adverse effect on the Company's business, financial condition and results of operations.

           Recent Product Introduction. The Company first began commercial shipments of its MultiWave 1600 system in May 1996 and its first operational systems began carrying live traffic in October 1996. Accordingly, the Company's systems do not have a history of live traffic operation over an extended period of time. The Company's history of installation activity indicates that the newness and high precision nature of DWDM equipment may require enhanced customer training





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and installation support from the Company. The Company is aware of instances in which product operation has been delayed or interrupted due to faulty components found in certain portions of certain MultiWave 1600 systems, especially during installation and activation. However, if recurring or material reliability, quality or network monitoring problems should develop, a number of material and adverse effects could result, including manufacturing rework costs, high service and warranty expense, high levels of product returns, delays in collecting accounts receivable, reduced orders from existing customers and declining level of interest from potential customers. Although the Company maintains accruals for product warranties, there can be no assurance that actual costs will not exceed these amounts. There is a considerable number of the Company's systems scheduled to be turned up for live traffic operation over the next several months, and many already activated systems may be scheduled to add new operating channels. The Company expects there will be interruptions or delays from time to time in the activation of the systems and the addition of channels, particularly because the Company does not control all aspects of the installation and activation activities. If significant interruptions or delays occur, or if their cause is not promptly identified, diagnosed and resolved, confidence in the MultiWave system could be undermined. An undermining of confidence in the MultiWave system would have a material adverse effect on the Company's customer relationships, business, financial condition and results of operations.

           Management of Expansion. The Company is experiencing rapid expansion in all areas of its operations, particularly in manufacturing, and the Company anticipates that this expansion will continue in the near future. Total personnel grew from 301 at January 31, 1997 to 639 at July 31, 1997. Total facilities' space has increased from 50,500 square feet in one facility as of the fiscal year ended October 31, 1996, to approximately 210,000 square feet in three facilities by the end of May 1997. This expansion, and the attendant separation and relocation of various operating functions to different facilities, has placed strains on the material, financial and personnel resources of the Company and will continue to do so. The pace of the Company's expansion, in combination with the complexity of the technology involved in the manufacture of the Company's systems, demands an unusually high level of managerial effectiveness in anticipating, planning, coordinating and meeting the operational needs of the Company and the needs of the Company's customers for quality, reliability, timely delivery and post-installation field support. The rapid pace and volume of new hiring, and the accelerated ramp up in manufacturing capacity, if not effectively managed, could adversely affect the
quality or efficiency of the Company's manufacturing process.   Additionally,
as the Company's installed base of equipment expands, the Company must keep up the rapid pace and volume of new hiring and employee training in important areas such as customer support. The Company continues to increase its flow of materials, optical assembly, final assembly and final component module and system test functions in anticipation of a level of customer orders that has not been historically experienced by the Company and that may not be achieved. The Company is also encountering increased demands for test systems from various potential customers domestically and internationally. Manufacturing capacity must be planned to accommodate these demands even though revenue for test systems may not be realized until later, if at all. Given the small number of existing and potential customers for the Company's systems, as well as the widely varying volume requirements they may have once a purchasing decision has been made, the adverse effect on the Company resulting from a lack of effective management in any of these areas will be magnified. Inability to manage the expansion of the Company's business would have a material adverse effect on its business, financial condition and results of operations.

           Dependence on a Single Product--the MultiWave System. The MultiWave 1600 system is the Company's only product that has generated revenue and is focused exclusively on providing additional bandwidth to long distance telecommunications carriers. The MultiWave Sentry has only recently been introduced and has generated no revenue to date. A softening or slowdown in demand for the Company's product or for additional bandwidth by long distance telecommunications carriers would have a material adverse effect on the Company's business, financial condition and results of operations. Patent litigation recently brought against the Company by a competitor could also adversely affect demand for the MultiWave systems. There can be no assurance that the Company will be successful in developing any other products or taking other





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steps to reduce the risk associated with any softening or slowdown in the demand for additional bandwidth, nor is there any assurance the Company will be able to leverage successfully its DWDM technology into other network applications. Conversely, if the demand for additional bandwidth accelerates, there is no assurance that the Company's MultiWave systems will deliver sufficient capacity as rapidly as needed, or that competing DWDM products from other vendors offering higher capacity would not displace or render obsolete the MultiWave system.

           Fluctuation in Quarterly and Annual Results. The Company's revenue and operating results are likely to vary significantly from quarter to quarter and from year to year as a result of a number of factors, including the size and timing of orders, product mix and shipments of systems. The timing of order placement, size of orders, satisfaction of contractual customer acceptance criteria, as well as order delays or deferrals and shipment delays and deferrals, may cause material fluctuations in revenue. Delays or deferrals in purchasing decisions may increase as the Company develops other DWDM products. The Company's dependence on a small number of existing and potential customers increases the revenue impact of each customer's actions relative to these factors. Delivery of new equipment for installation may also be deferred during the high telecommunications traffic periods in November and December so as not to risk network reliability problems. The Company's expense levels in the future will be partially based on its expectations of long term future revenue and as a result net income any quarterly period in which material orders are shipped or delayed or not forthcoming could vary significantly. Quarter-to-quarter sequential growth rates in the first two or three years of operations are likely to vary widely and therefore may not be reliable indicators of annual performance.

           Long and Unpredictable Sales Cycles. The Company expects that the period of time between initial customer contact and an actual purchase order may span a year or more. In addition, even when committed to proceed with deployment of equipment, long distance telecommunications carriers typically undertake extensive and length product evaluation and factory acceptance and field testing of new equipment before purchasing and installing any of its in their networks. Additionally, the purchase of network equipment such as DWDM equipment is typically carried out by network operators pursuant to multiyear purchasing programs which may increase or decrease annually as the operators adjust their capital equipment budgets and purchasing priorities. The Company's customers do not typically share information on the duration or magnitude of planned purchasing programs, nor do they consistently provide to the Company advance notice of contemplated changes in their capital equipment budgets and purchasing priorities. Additionally, a typical year end wind-down of customers' annual capital equipment procurement cycles, or a seasonal slow down in purchasing at year end, neither of which was experienced by the Company in its first year of product shipments, may be experienced in this and future years. These uncertainties substantially complicate the Company's manufacturing planning, and may lead to substantial fluctuations in the timing of orders and revenue. Curtailment or termination of customer purchasing programs, decreases in customer capital budgets or reduction in the purchasing priority assigned to equipment such as DWDM equipment, particularly if significant and unanticipated by the Company, could have a material adverse effect on the Company's business, financial condition and results of operations. Long distance carriers may also encounter delays in their buildout of new routes or in their installation of new equipment in existing routes, with the result that orders for the MultiWave 1600 systems may be delayed or deferred. Any such delay with any major customer, as well as any other delay or deferral of orders for the MultiWave 1600 systems, could result in material fluctuations in the timing of orders and revenue, and could have material adverse effect on the Company's business, financial condition and results of operations.


           Competition. The Company believes the rapid pace at which the need for higher and more cost-effective bandwidth has developed was not widely anticipated in the global telecommunications industry. However, competition in the global telecommunications industry historically has been dominated by a small number of very large companies, each of which have greater financial, technical and marketing resources, greater manufacturing capacity and more extensive and established customer relationships with network operators than the Company. Each of Lucent Technologies Inc., formerly part of AT&T Corporation ("Lucent"), Alcatel Alsthom Group





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("Alcatel"), Northern Telecom Inc. ("Nortel"), NEC Corporation ("NEC"), Pirelli
SpA ("Pirelli"), Siemens AG ("Siemens") and Telefon AB LM Ericsson are expected to move aggressively to capture market share in the DWDM market. The Company expects aggressive competitive moves to include early announcement of competing or alternative products, and significant price discounting. In addition, Lucent, Alcatel, Nortel, NEC and Siemens are already providers of a full complement of switches, fiberoptic transmission terminals and fiberoptic signal regenerators and thereby can position themselves as vertically integrated, "one-stop shopping" solution providers to potential customers. Further, in certain cases, competitors have offered the Company's target customers, on an immediate delivery basis, off-the-shelf time division multiplexing ("TDM") transmission equipment at comparatively lower prices, with a promise to upgrade to DWDM or other improved equipment in the future. Competitors have also offered the newest TDM equipment, referred to as OC-192 (capable of 10 gigabit per second transmission), with similar promises of upgrade. The substantial system integration resources, sales and support staff and manufacturing capability of the TDM suppliers, in combination with any difference in timeliness of delivery, can be important to long distance network operators. Finally, as and when these competitors are able to offer DWDM systems in combination with their own fiberoptic transmission terminals, they can be expected to press further on the attractiveness of a "one-stop shopping" solution. While competition in general is broadly based on varying combinations of price, manufacturing capacity, timely delivery, system reliability, service commitment and installed customer base, as well as on the comprehensiveness of the system solution in meeting immediate network needs and foreseeable scaleability requirements, the Company's customers are themselves under increasing competitive pressure to deliver their services at the lowest possible cost. This pressure may result in pricing for DWDM systems becoming a more important factor in customer decisions.

           Intellectual property disputes may also be asserted as part of a competitive effort to reduce the Company's leadership position and limit its ability to achieve greater market share, even if the merits of specific disputes are doubtful. See "Proprietary Rights".

           There can be no assurance that the Company will be able to compete successfully with its competitors or that aggressive competitive moves faced by the Company will not result in lower prices for the Company's products, decreased gross profit margins, and otherwise have a material adverse effect on its business, financial condition and results of operations.

           Technological Change and New Products. The Company expects that new technologies will emerge as competition in the telecommunications industry increases and the need for higher and more cost efficient bandwidth expands. The Company's ability to anticipate changes in technology, industry standards, customer requirements and product offerings and to develop and introduce new and enhanced products will be significant factors in the Company's ability to remain the leader in the deployment of open architecture DWDM systems. The market for telecommunications equipment is characterized by substantial capital investment and diverse and competing technologies such as fiberoptic, cable, wireless and satellite technologies. The accelerating pace of deregulation in the telecommunications industry will likely intensify the competition for improved technology. Many of the Company's competitors have substantially greater financial, technical and marketing resources and manufacturing capacity with which to compete for new technologies and for market acceptance of their products. The introduction of new products embodying new technologies or the emergence of new industry standards could render the Company's existing product uncompetitive from a pricing standpoint, obsolete or unmarketable. Any of these outcomes would have a material adverse effect on the Company's business, financial condition and results of operations.

           Proprietary Rights. The Company relies on patents, contractual rights, trade secrets, trademarks and copyrights to establish and protect its proprietary rights in its product. While the Company does not expect that its proprietary rights in its technology will prevent competitors from developing technologies and products functionally similar to the Company's, the Company believes many aspects of its DWDM technologies and know-how are proprietary, and intends to monitor closely the DWDM products introduced by competitors for any infringement of the Company's proprietary rights. Additionally, the Company expects that DWDM technologies and know-how in





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general will become increasingly valuable intellectual properties as the competition to achieve higher and more cost effective bandwidth intensifies. The Company believes this increasing value in an industry marked by a few very large competing suppliers represents a competitive environment where intellectual property disputes are likely. On December 20, 1996, a U.S. affiliate of Pirelli filed a lawsuit against the Company alleging infringement of certain U.S. patents held by Pirelli (the "Pirelli Litigation"). Intellectual property disputes may be initiated by competitors against the Company for tactical purposes to gain competitive advantage or overcome competitive disadvantage, even if the merits of specific disputes are doubtful. In the future, the Company may be required to bring or defend against other litigation to enforce any patents issued or assigned to the Company, to protect trademarks, trade secrets and other intellectual property rights owned by the Company, to defend the Company against claimed infringement of the rights of others and to determine the scope and validity of the proprietary rights of others. Any litigation, including the Pirelli Litigation, could be costly and a diversion of management's attention, which could have a material adverse effect on the company's business, financial condition and results of operations. Adverse determinations in litigation, including in the Pirelli Litigation, could result in the loss of the Company's proprietary rights, subject the Company to significant liabilities, require the Company to seek licenses from third parties or prevent the Company from manufacturing or selling its products, any of which could have a material adverse effect on the Company's business, financial condition and results of operations.

           The Company has received, and may receive in the future, notices from holders of patents in the optical technology field that raise issues as to possible infringement by the Company's products. Pirelli sent a notice in December 1995 identifying eleven patents it possesses in the field of optical communications. The Company believes the MultiWave 1600 system does not infringe any valid patents cited in the notices received. However, questions of infringement in the field of DWDM technologies involve highly technical and subjective analyses. There can be no assurance that any such patent holders or others will not in the future initiate legal proceedings against the Company or that, if any such proceedings were initiated, the Company would be successful in defending against these actions. On December 20, 1996, a U.S. affiliate of Pirelli filed a lawsuit against the Company alleging infringement of certain U.S. patents. Even if the Company is successful in defending against the Pirelli Litigation or any other such actions, these actions could have an adverse effect on existing and potential customer relationships and therefore could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's existing customer agreements provide for indemnification of customers for liability that may be incurred in connection with the infringement of a third party's intellectual property rights, and the Company expects that it will be requested to agree to indemnify other potential customers in the future. There can be no assurance that such indemnification against alleged liability will not be required from the Company in the future.

           Patent applications in the United States are not publicly disclosed until the patent issues. The Company anticipates, based on the size and sophistication of its competitors and the history of rapid technological advances in its industry, that several competitors may have patent applications in progress in the United States that, if issued, could relate to the Company's products. If such patents were to issue, there can be no assurance that the patent holders or licensees will not assert infringement claims against the Company or that such claims will not be successful. The Company could incur substantial costs in defending itself and its customers against any such claims, regardless of the merits of such claims. Parties making such claims may be able to obtain injunctive or other equitable relief which could effectively block the Company's ability to sell its products, and each claim could result in an award of substantial damages. In the event of a successful claim of infringement, the Company and its customers may be required to obtain one or more licenses from third parties. There can be no assurance that the Company or its customers could obtain necessary licenses from third parties at a reasonable or acceptable cost or at all.

           Substantial inventories of intellectual property are held by a few industry participants, such as Bell Laboratories (now owned by Lucent) and major universities and research laboratories. This concentration of intellectual property in the hands of few major entities also poses certain risks to the Company in seeking to hire qualified personnel. The Company has on a few occasions recruited such personnel from competitors. The Company in the past received letters from





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counsel to Lucent asserting that the hiring of their personnel compromises
Lucent's intellectual property. There can be no assurance that other companies will not claim the misappropriation or infringement of their intellectual property, particularly when and if employees of these companies leave to work for the Company. To date, the Company has not experienced litigation concerning the assertions by Lucent, and believes there is no basis for claims against the Company. Nevertheless, there can be no assurance that the Company will be able to avoid litigation in the future, particularly if new employees join the Company after having worked for a competing company. Such litigation could be very expensive to defend, regardless of the merits of the claims.

           The successful resolution of intellectual property disputes may depend, in part, on the extent of the Company's portfolio of intellectual property rights which could be available for cross-licensing as a means of settling disputes. The Company's current portfolio of patents is not as broad or extensive as those of its major competitors, and there is no assurance the Company will be able to add to its patent portfolio.

           As the Company seeks to expand internationally, the Company will need to take steps to protect its proprietary rights under foreign patent and trademark laws. Many of these laws are not as well developed or do not afford the same degree of protection as United States laws and no assurance can be given that the Company will not encounter difficulties in protecting its proprietary rights outside the United States or will not infringe the rights of others outside the United States.

           Legal Proceedings. Pirelli Litigation. On December 20, 1996, a U.S. affiliate of Pirelli SpA ("Pirelli") filed suit in U.S. District Court in Delaware, alleging willful infringement by the Company of five U.S. patents held by Pirelli. The lawsuit seeks treble damages, attorneys' fees and costs, as well as preliminary and permanent injunctive relief against the alleged infringement. On February 10, 1997, the Company filed its answer denying infringement, alleging inequitable conduct on the part of Pirelli in the prosecution of certain of its patents, and stating a counterclaim against the relevant Pirelli parties for a declaratory judgment finding the Pirelli patents invalid and/or not infringed. Following the filing of the Company's answer, Pirelli dedicated to the public and withdrew from the lawsuit all infringement claims relating to one of the five patents.

           Discovery proceedings are ongoing, and are currently expected to be completed by January 31, 1997, with trial expected no earlier than February 1998.

           The Company has filed a complaint against Pirelli with the International Trade Commission ("ITC"), based on the Company's belief that a 32 channel DWDM system announced by Pirelli infringes at least two of the Company's patents. The Company's complaint seeks a ban on the importation by Pirelli into the U.S. of any infringing 32 channel system. A formal investigative proceeding was instituted by the ITC on April 3, 1997. Discovery proceedings are now ongoing, and a full hearing of the matter is currently scheduled for December 1997.

           On March 14, 1997, the Company filed suit against Pirelli in U.S. District Court in the Eastern District of Virginia, alleging willful infringement by Pirelli of three U.S. patents held or co-owned by the Company. The lawsuit seeks treble damages, attorneys' fees and costs, as well as permanent injunctive relief against the alleged infringement. The patents at issue relate to certain of Pirelli's cable television equipment, to Pirelli's 4 and 8 channel WDM systems, and to certain Pirelli fiberoptic communications equipment announced by Pirelli in January 1997 as being deployed in a field trial in the MCI network. Pirelli's motion to dismiss or transfer for lack of jurisdiction was denied April 28, 1997. Discovery proceedings are now ongoing, with trial expected by late fall 1997.

           The Company continues to believe its MultiWave(TM) 1600 system does not infringe any valid claim of the four remaining Pirelli patents and believes certain claims of the Pirelli patents may be invalid. The Company intends to defend itself vigorously, and is planning on all litigation proceeding through trial. In light of the complexity and likely time-consuming nature of the litigation, including the Company's counterclaim, the ITC proceeding, and the Company's patent infringement lawsuit against Pirelli in the Eastern District of Virginia, the Company accrued during the first fiscal quarter of 1997 approximately $5.0 million in estimated legal and related costs





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associated with these proceedings. While the Company believes its estimate of legal and related costs is adequate based on its current understanding of the overall facts and circumstances, the estimate may be increased depending on the course of the legal proceedings.

           The Company expects that the Pirelli proceedings will not only be costly but will also involve a substantial diversion of the time and attention of some members of management. Further, the Company believes Pirelli and other competitors have used the existence of the Delaware litigation to raise questions in customers' and potential customers' minds as to the Company's ability to manufacture and deliver the MultiWave(TM) 1600 system. There can be no assurance that such efforts by Pirelli and others will not disrupt the Company's existing and prospective customer relationships.

           There can be no assurance that the Company will be successful in the Pirelli litigation, and an adverse determination in the Delaware court could result from a finding of infringement of only one claim of a single patent.
The Company may consider settlement due to the costs and uncertainties associated with litigation in general and patent infringement litigation in particular and due to the fact that an adverse determination in the litigation could preclude the Company from producing the MultiWave(TM) 1600 system until it were able to implement a non-infringing alternative design to any portion of the system to which such a determination applied. There can be no assurance that any settlement will be reached by the parties, and the Company is planning on all litigation proceeding through trial. An adverse determination in, or settlement of, the Pirelli litigation could involve the payment of significant amounts, or could include terms in addition to such payments, which could have a material adverse effect on the Company's business, financial condition and results of operations.

           Kimberlin Litigation. Kevin Kimberlin and parties controlled by him (the "Kimberlin Parties") are owners of Common Stock of the Company, the substantial majority of which has been derived from the conversion at the time of the Company's IPO of Series A, Series B and Series C Preferred Stock then owned by them. On November 20, 1996, the Kimberlin Parties filed suit in U.S. District Court for the Southern District of New York against the Company, and certain directors of the Company, alleging that the Kimberlin Parties were entitled to purchase additional shares of Series C Preferred Stock at the time of the closing of the Series C Preferred Stock financing, but were denied that opportunity by the defendants. The lawsuit alleges that certain rights of first refusal existing under the Series B Preferred Stock Purchase Agreement entitled the Kimberlin Parties to purchase more shares of Series C Preferred Stock than were in fact purchased by them at the time of the closing of the Series C Preferred Stock financing in December 1995. The lawsuit claims breach of contract, breach of fiduciary duty and violation of Securities and Exchange Commission Rule 10b-5 by the defendants. On January 6, 1997, the Company filed its answer to the Kimberlin Parties complaint, and filed a counterclaim for rescission of the sale of the shares of Series C Preferred Stock purchased by the Kimberlin Parties in the Series C Preferred Stock financing.

           The Kimberlin Parties amended their complaint in May 1997, alleging that the same facts and conduct with respect to the private placement of Series C Preferred Stock represent a violation of federal insider trading laws.

           The number of shares to be purchased by each party to the Series C Preferred Stock financing was communicated in writing to the Kimberlin Parties in December 1995 prior to the Series C closing. Further, as permitted under the Series B Preferred Stock Purchase Agreement, the Series C Preferred Stock Purchase Agreement expressly stated that all rights of first refusal referred to in the lawsuit were waived. The required number of Series B investors, including the Kimberlin Parties, signed the Series C Preferred Stock Purchase Agreement containing that waiver. In July 1996, the Kimberlin Parties reaffirmed to the Company in writing that their beneficial ownership of shares did not include any shares which they have subsequently claimed in the lawsuit they were entitled to purchase.

           The Company believes that the Kimberlin Parties' claims, brought as the Company's IPO was being prepared, and the amended claims, are without merit and intends to defend itself

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vigorously.  Discovery proceedings are now ongoing and are expected to be completed by August 15, 1997.


           Dependence on Suppliers. Suppliers in the specialized, high technology sector of the optical communications industry are generally not as plentiful or, in some case, as reliable, as suppliers in more mature industries. The Company is dependent on a limited number of suppliers for components of the MultiWave system as well as equipment used to manufacture the MultiWave system. The MultiWave system has over 600 components, and certain key optical and electronic components are currently available only from a sole source, where the Company has identified other suppliers for the component. While alternative suppliers have been identified for certain other key optical and electronic components, those alternative sources have not been qualified by the Company. The Company has to date conducted its business with suppliers through the issuance of conventional purchase orders against the Company's forecasted requirements. The Company is seeking to negotiate long term supply agreements with key suppliers, but currently has only a few such agreements. The Company has from time to time experienced minor delays in the receipt of key components, and has noticed a lengthening of lead times in the ordering of certain components. Any future difficulty in obtaining sufficient and timely delivery of them could result in delays or reductions in product shipments which, in turn, could have a material adverse effect on the company's business, financial condition and results of operations. In addition, the Company's strategy to have portions of its product assembled and, in certain cases, tested by third parties involves certain risks, including the potential absence of adequate capacity, the unavailability of or interruptions in access to certain process technologies, and reduced control over delivery schedules, manufacturing yields, quality and costs. In the event that any significant supplier or subcontractor were to become unable or unwilling to continue to manufacture and/or test the Company's systems in required volumes, the Company would have to identify and qualify acceptable replacements. This process could also be lengthy and no assurance can be given that any additional sources would become available to the Company on a timely basis. A key item of equipment, the E-2000 Diamond connector, which is used to manufacture a portion of the MultiWave system, is available only from a sole source--the Diamond Company. A delay or reduction in component or equipment shipments, an increase in component or equipment costs or a delay or increase in costs in the assembly and testing of products by third party subcontractors could materially and adversely affect the Company's business, financial condition and results of operations.

           New Product Development Delays. The Company's ability to anticipate changes in technology, industry standards, customer requirements and product offerings and to develop and introduce new and enhanced products will be significant factors in the Company's ability to remain a market leader in the deployment of DWDM systems. The complexity of the technology involved in product development efforts in the DWDM field can result in unanticipated delays. The failure in the future to deliver new and improved products in a timely fashion relative to customer expectations could have a material adverse effect on the Company's competitive position.

           Competitors as Suppliers. Certain of the Company's component suppliers are both primary sources for such components and major competitors in the market for system equipment. For example, the Company buys certain key components from Lucent, Alcatel, Nortel, NEC and Siemens, each of which offers optical communications systems and equipment which are competitive with the Company's DWDM systems. Lucent is the sole source of two integrated circuits and is one of two suppliers of Erbium-doped fiber. Alcatel and Nortel are suppliers of lasers used in the MultiWave system. NEC is a supplier of certain testing equipment. The Company's business, financial condition and results of operations could be materially and adversely affected if these supply relationships were to decline in reliability or otherwise change in any manner adverse to the Company. Although the Company has not experienced to date any decline in reliability among these vendors, this risk factor increases in importance given the Company's expansion efforts, new product development efforts, and the increasingly competitive environment in which the Company operates.

           Limited Operating History; History of Losses. The Company was founded in November 1992 and introduced its MultiWave 1600 system in field trials in May 1996. Accordingly, the Company has only a limited operating history upon which an evaluation of the Company, its product and prospects can be based. The Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets and companies experiencing rapid expansion in their operations. To address these risks, the Company must, among other things, respond to competitive developments, continue to attract, retain and motivate qualified management and other employees, continue to upgrade its technologies and commercialize products and services which incorporate such technologies and achieve market acceptance for its MultiWave system. There can be no assurance that the Company will be successful in addressing such risks. The Company incurred net losses in each quarter from inception through the second quarter of fiscal 1996. While the Company reported net income for fiscal 1996 and the first three quarters of 1997, there can be no assurance that the Company will sustain profitability.

           Dependence on Key Personnel. The Company's success will also depend in large part upon its ability to attract and retain highly-skilled technical, managerial, sales and marketing personnel, particularly those skilled and experienced with optical communications equipment. Competition for such personnel is intense and there can be no assurance that the Company will be successful in retaining its existing key personnel and in attracting and retaining the personnel it requires. Failure to attract and retain key personnel will have a material adverse effect on the Company's business, financial condition and results of operations.

           Shares Eligible for Sale on and after August 7, 1997. Approximately 52,700,000 shares of the Company's Common Stock are subject to lock-up agreements entered into at the time of the Company's initial public offering (the "IPO Lock-up Agreements") which expire on August 7, 1997, and approximately 17,500,000 shares are subject to lock-up agreements which expire October 1, 1997. Substantially all shares held by stockholders that are parties to the IPO Lock-Up Agreements will be freed from lock-up restrictions on August 7, 1997 and will be freely tradeable without restriction or registration under the Securities Act, except for any shares held by "affiliates" of the Company as that term is defined under Rule 144 under the Securities Act. Substantially all remaining locked up shares of the Company will be freed from lock-up restrictions on October 1, 1997, except for shares held by affiliates of the Company. The Underwriters for the Company's July 1997 public offering may release any or all of the shares from lock-up agreements prior to October 1, 1997. In addition, approximately 1,100,000 vested shares and 1,200,000 shares issuable upon the exercise of vested options are eligible to be sold under the Company's Registration Statement on Form S-8 beginning August 7, 1997.

           The owners of all locked up shares have experienced substantial appreciation in the value of their shares relative to the price paid for them. In the event all or a significant portion of these stockholders elect to sell their shares, the price of the Company's stock could materially decline, irrespective of the Company's operating performance.

           Stock Price Volatility. The Company's Common Stock price has experienced substantial price volatility, and is likely to continue to do so. Such volatility can arise as a result of any divergence between the Company's actual or anticipated financial results and published expectations of analysts and as a result of announcements by the Company and its competitors. Such divergence is likely to occur from time to time, particularly in light of the Company's dependence on a small number of existing and potential customers, long and unpredictable sales cycles and customer purchasing programs, fluctuating quarterly results, the absence of unconditional minimum purchase commitments from any customer, and a declining level of visibility into its customers' deployment plans over the course of the capital equipment procurement year. In addition, the market prices of the common stock of many technology companies have experienced extreme price and volume fluctuations while trending downward in the recent stock market, and the Company's stock price may be similarly impacted, irrespective of the Company's operating performance.

           Control by Existing Stockholders. As of August 6, 1997, the Company's officers, directors and their affiliates beneficially own approximately 40% of the Company's outstanding shares. As a result, these stockholders, if acting together, would be able effectively to control substantially all matters requiring approval by the stockholders of the Company, including the election of directors. This ability may have the effect of delaying or preventing a change in control of the Company, or causing a change in the control of the Company which may not be favored by the Company's other stockholders.

           Effect of Certain Charter, Bylaw and Other Provisions. Certain provisions of the Company's Third Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and bylaws and certain other contractual provisions could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. Such provisions could limit the price that certain investors might be willing to pay in the future for shares of the Company's Common Stock. Certain of these provisions allow the Company to issued preferred stock with rights senior to those of the Common Stock without any further vote or action by the stockholders, provide for a classified board of directors, eliminate the right of the stockholders to call a special meeting of stockholders, eliminate the right of stockholders to act by written consent, and impose various procedural and other requirements which could make it difficult for stockholders to effect certain corporate actions.